                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 29, 1997



                            USA WASTE SERVICES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-12154                 73-1309529
 (State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                         Identification Number)


                   1001 FANNIN STREET
                       SUITE 4000
                     HOUSTON, TEXAS                           77002
        (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (713) 512-6200

ITEM 5.  OTHER EVENTS

         On January 29, 1997, Texas Commerce Bank National Association filed an application to determine eligibility of trustee for delayed offering pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939 which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

        99.1    Application to Determine Eligibility of a Trustee pursuant to
                Section 305(b)(2) under the Trust Indenture Act of 1939 as filed on January 29, 1997 by Texas Commerce Bank National Association.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 1997

                                       USA WASTE SERVICES, INC.

                                       By: /s/ GREGORY T. SANGALIS
                                          -----------------------------
                                               Gregory T. Sangalis
                                               Vice President, General Counsel
                                                  and Secretary

                                 EXHIBIT INDEX

      Exhibit
       Number                        Description
      -------                        -----------
        99.1    Application to Determine Eligibility of a Trustee pursuant to
                Section 305(b)(2) under the Trust Indenture Act of 1939 as filed on January 29, 1997 by Texas Commerce Bank National
                Association.